Business acquisition (Tables) - Hordeum Investment, L.P.	12 Months Ended
Dec. 31, 2025
Business Acquisition [Line Items]
Summary of purchase price as of the date of acquisition	The purchase price as of the date of acquisition is comprised of:

Amounts
(RMB in millions)
Cash	2,473
Fair value of previously held equity interests	1,284

Total	3,757

Schedule of allocation of the purchase price as of the date of acquisition
The transaction was considered a business acquisition and therefore was recorded using the acquisition method of accounting. The allocation of the purchase price based on the fair values of the acquired assets and liabilities assumed as of the date of acquisition is summarized as follows:

Amounts
(RMB in millions)
Net assets acquired	1,011
Newly identified intangible assets	2,005
Goodwill	4,767
Deferred tax liabilities	(518)
Non-controlling interests	(3,508)

Total	3,757